SUPPLEMENT DATED JULY 1, 2002 TO THE PROSPECTUS
                                DATED MAY 1, 2002

                               JNL(R) SERIES TRUST

For the AIM/JNL Large Cap Growth Fund, the last paragraph in the section entitled "The Sub-Adviser and Portfolio Management" should be deleted and replaced in its entirety with the following paragraph:

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Portfolio Manager has been associated with AIM and/or its affiliates since 1995.

For the AIM/JNL Small Cap Growth Fund, the last paragraph in the section entitled "The Sub-Adviser and Portfolio Management" should be deleted and replaced in its entirety with the following paragraph:

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Ryan E. Crane, Portfolio Manager has been associated with AIM and/or its affiliates since 1994.

o Robert M. Kippes, Senior Portfolio Manager has been associated with AIM and/or its affiliates since 1989.


This Supplement is dated July 1, 2002.


(To be used with VC4224 Rev. 05/02,  VC5526 Rev 05/02, VC3656 Rev. 05/02, VC3657
Rev. 05/02, NV3174CE Rev. 05/02 and NV3784 Rev.
05/02.)